PRIDE AUTOMOTIVE GROUP, INC.
                              Watford Metro Centre
                                  Tolpits Lane
                     Watford Hertordshire, England, WD1 8SB



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 30, 1997



To the Shareholders of PRIDE AUTOMOTIVE GROUP, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PRIDE AUTOMOTIVE GROUP, INC. (the "Corporation") will be held at the corporate offices of Pride Automotive Group, Inc., located at Watford Metro Centre, Tolpits Lane, Watford Hertordshire, England WD1 8SB on May 30, 1997 at 11:30 a.m., England time, for the following purposes:

     1. To elect three Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified.

     2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The close of business on April 18, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By order of the Board of Directors


                                                        Alan Lubinsky, Secretary
Dated: May 1, 1997

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          PRIDE AUTOMOTIVE GROUP, INC.
                              Watford Metro Centre,
                   Tolpits Lane, Watford Hertordshire, England

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                           To Be Held on May 30, 1997




         This proxy statement and the accompanying form of proxy have been mailed on May 1, 1997 to the stockholders of record on April 18, 1997 of Pride Automotive Group, Inc., a Delaware corporation (the "Corporation" or "Company") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held on May 30, 1997 and at any adjournment thereof.


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

          Shares of the Corporation's common stock (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the election of the three
(3) persons nominated by the Board of Directors as directors.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the directors. A stockholder voting through a proxy who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

          The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

          The   Corporation's   Annual  Report,   including   audited  financial
statements, and the Corporation's quarterly report on Form 10-QSB for the three months ended February 28, 1997 are annexed hereto

          The principal executive offices of the Corporation are located at Watford Metro Centre, Tolpits Lane, Watford Hertordshire, England WD1 8SB, the Corporation's telephone number is (800) 698-6590.

Independent Public Accountants

          The Board of Directors of the Corporation has selected Civvals Chartered Accountants, as independent certified public accountants of the Corporation for the fiscal year ending November 30, 1997. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by Civvals Chartered Accountants consisted of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. No representative of Civvals Chartered Accountants is expected to be present at the annual meeting. Any appropriate questions to the Corporation's auditors should be made through the Corporation.

                               RECENT DEVELOPMENTS

         In November 1996, PAG, through its subsidiary AC Automotive Group, Inc., purchased all the assets of AC Cars Limited and Autokraft Limited.

         In April 1996, the Company consummated an initial public offering, whereby the Company sold 950,000 shares of its common stock at a purchase price of $5.00 per share and 2,000,000 redeemable common stock purchase warrants at a price of $0.10 per warrant. The warrants are exercisable at a price of $5.75 per share, subject to adjustment, beginning April 24, 1997 and expiring April 23, 2001. In connection therewith, the Company also granted to the underwriter of the offering a warrant to purchase 95,000 shares of the Company's common stock at a purchase price of $5.00 and 200,000 redeemable common stock purchase warrants, each warrant exercisable to purchase one share of common stock at a purchase price of $7.50 per share. Other than with respect to the exercise price, the terms of the warrants granted to the underwriter are identical to those described above. The Company's securities are currently traded on the Nasdaq SmallCap Stock Exchange and the Boston Stock Exchange.

         The Company was formed by Pride, Inc. ("Pride") in March 1995 for the purpose of acquiring all of the outstanding shares of common stock of Pride
Management Services, Plc., an English corporation ("PMS"). Prior to the acquisition PMS was a wholly owned subsidiary of the Company. Pursuant to the terms and conditions of the reorganization in March 1995 (the "Reorganization"), between the Company, Pride and PMS, the Company issued 1,500,000 shares of its Common Stock to Pride in exchange for all of the issued and outstanding shares of PMS. In connection with the Reorganization and formation of the Company, PMS became a wholly owned subsidiary of the Company which was at that time 96% owned by Pride.


                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The securities entitled to vote at the meeting are the Corporation's Common Stock, par value $.002 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. The close of business on April 18, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 1,995,357 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of April 18, 1997, with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, and (iii) all officers and directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite their name.


                                                                 Number of                     Percentage of
Name                                                             Shares                        Share Ownership

Pride, Inc.                                                      1,500,000                     53.7%
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England

Alan Lubinsky (1)                                                1,600,000                     54.3%
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England





Peter Dixon                                                      -                             *
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England

Ivan Averbuch                                                    -                             *
c/o Pride House
Watford Metro Centre
Tolpits Lane
Watford Hertordshire
WD1 8SB England

All officers and
Directors as a group
 (4 persons) (1)(2)(3)                                           1,600,000                     54.3%



(1) New World Finance, Limited, which is wholly owned by a trust of which family members of Mr. Lubinsky are the beneficiaries, owns approximately 52.6% of the outstanding shares of Pride, Inc. and may be considered the beneficial owner of the shares of the Company owned by Pride, Inc. The trustee is Elfin Trust Company Limited, located on the Island of Guernsey, Channel Islands. Although Mr. Lubinsky disclaims beneficial ownership of the shares owned by New World Finance, Limited, it may be expected that such entity will vote its respective shares in favor of proposals espoused by Mr.
         Lubinsky.  See "Executive Compensation - Employment Agreement."

Certain Reports

         No person who, during the fiscal year ended November 30, 1996, was a director, officer or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year or prior years, except Alan Lubinsky did not file a Form 4 with respect to the receipt of stock options in July 1995 and May 1996. Mr. Lubinsky has stated that he intends to file a Form 5 to rectify the situation. Neither Ivan Averbuch nor Peter Dixon filed a Form 4 with respect to the receipt of stock options in May 1996. Messrs. Averbuch and Dixon have stated that they intent to file Form 5's to rectify the situation. The Company has no basis to believe that any other required filing by any of the above indicated individuals has not been made.

          It is expected that the following will be considered at the meeting and action taken thereon.

                            I. ELECTION OF DIRECTORS


          The Board of Directors currently consists of three members elected for a term of one year and until their successors are duly elected and qualified.

          An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, and entitled to vote thereon is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth as of April 18, 1997, with respect to the three nominees for election as directors of the Corporation:

                                                                                          Director
Name                                Position with Corporation;                            Continually
                                    Principal Occupation and Age                          Since

Alan Lubinsky                       President, Secretary and Chairman                     1994
                                    of the Board; 38

Ivan Averbuch                       Chief Financial Officer, Treasurer                    1995
                                    and Director; 41

Allan Edgar                         ---------                                             ----

--------------------------------


     All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Vacancies on the Board of Directors may be filled by the remaining directors. Officers are elected annually by, and serve at the discretion of the Board of Directors. There are no family relationships between and among any officer or director of the Corporation.

     Alan Lubinsky Mr. Lubinsky has been the President and a director of the Company since its inception in March 1995. Mr Lubinsky has been the President, Secretary and director of Pride, Inc since January 14, 1994. Mr. Lubinsky has been the Chairman and Managing Director of Pride Management Services, Plc ("PMS") since its inception in 1988. Mr. Lubinsky has 18 years experience in the motor vehicle industry in positions of executive management.

     Ivan Averbuch Mr. Averbuch has been a director and the Chief Financial Officer of the Company since December 1995. Mr. Averbuch has been the Chief Financial Officer of the of Pride, Inc. since December 1995. From September 1987 to November 1995, Mr. Averbuch was employed at Kessel Feinstein, a member firm of Grant Thorton International, an accounting firm. In January 1989, Mr. Averbuch was promoted to audit manager and appointed as a partner in October 1992.

     Allan Edgar has been the Marketing Director of Hyatt Hotels & Resorts for Europe, Africa and the Middle East since 1990. Mr. Edgar has extensive experience in the automobile industry, including positions at Hertz Rent-a-Car, Volkswagen Interent, and Leyland Motor Corporation.

         As permitted under Delaware General Corporation Law, the Company's certificate of incorporation eliminates the personal liability of the directors to the Company or any of its shareholders for damages for breaches of their fiduciary duty as directors. As a result of the inclusion of such provision, stockholders may be unable to recover damages against directors for actions taken by them which constitute negligence or gross negligence or that are in violation of their fiduciary duties. The inclusion of this provision in the Company's Certificate of Incorporation may reduce the likelihood of derivative litigation against directors and other types of shareholder litigation.

Board Meetings, Committees and Compensation

         During the fiscal year ended November 30, 1996, no meetings of the Board of Directors were held and action was taken on two occasions by unanimous written consent of the Board of Directors in lieu of meeting. The Corporation does not pay its directors for attendance at meetings of the Board of Directors or committee meetings.

         The Board of Directors recommends that you vote "FOR" the nominees for Director.


                   EXECUTIVE COMPENSATION AND RELATED MATTERS

                 Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid by PMS Company during the years ended November 30, 1996, 1995 and 1994. The Company did not incur any compensation expense during such periods.

                                                   Summary Compensation Table

                                                      Annual Compensation

      (a)                           (b)                 (c)             (d)                 (e)

Name and Principal                                                                      Other Annual               Options/
   Position (1)                     Year             Salary($)         Bonus($)         Compensation($)(2)         SARS
------------------------            ----             ---------         --------         ------------------         ------
Alan Lubinsky
  President, Secretary              1996              $160,000           -              $30,000                    100,000(3)
  and Chairman of the Board         1995              $137,750           -               30,000                                -
                                    1994              $135,000           -               30,000                                -



     (1) All of the Company's administrative functions, including the payment of salaries, are performed by Pride Vehicle Contracts Limited, since the Company's operations run basically as one operation. The Company believes that it is easier and cost effective to operate in this manner. The Company plans on continuing this practice in the future.

     (2) Includes contributions to the Company's pension plan of $18,000 in each of 1996, 1995 and 1994, respectively, and the cost of an automobile and expenses of $12,000 annually.

     (3) Alan Lubinsky entered into an employment agreement with PAG in August 1995. The agreement is for a term of three years, and pays Mr. Lubinsky an annual salary of $160,000 per annum with 10% yearly escalations, subject to adjustment by PAG's board of directors. Pursuant to the agreement, Mr. Lubinsky received stock options under PAG's Senior Management Incentive Plan to purchase 100,000 shares at $5.50 per share. These options vest at the rate of 33 1/3% per annum commencing August 1996.

Stock Options

         The following table sets forth certain information concerning the grant of stock options made during the year ended November 30, 1996, under the Company's 1995 Senior Management Incentive Plan.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)


                                Individual Grants
(a)                                               (b)                     (c)                  (d)                     (e)
                                                                          % of Total
                                                  # of Securities         Options/SAR's
                                                  underlying              Granted to
                                                  Options/SAR's           Employees in         Exercise or Base
Name                                              Granted(1)              Fiscal Year          Price ($/SH)         Expiration Date
                                                  ----------              ------------         -------------        ---------------
Alan Lubinsky                                     100,000                 100%                 $5.50                8/01/08
==============================  ========================= ====================  ======================  =======================


(1) Alan Lubinsky entered into an employment agreement with PAG in August 1995. The agreement is for a term of three years, and pays Mr. Lubinsky an annual salary of $160,000 per annum with 10% yearly escalations, subject to adjustment by PAG's board of directors. Pursuant to the agreement, Mr. Lubinsky received stock options under PAG's Senior Management Incentive Plan to purchase 100,000 shares at $5.50 per share. These options vest at the rate of 33 1/3% per annum commencing August 1996. See "Employment Agreements".

         Represents incentive stock options granted under the Company's 1995 Senior Management Incentive Plan (the "Plan"). Options granted under the Plan are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. Under the terms of the Plan, options may be granted to officers, key employees, directors and consultants of the Company until September 2005. Options granted to directors, who are not officers or employees, or to consultants, do not qualify as incentive stock options. The option price per share may not be less than the fair market value of the Company's shares on the date the option is granted. However, options granted to persons owning more than 10% of the Company's Common Stock may not have a term in excess of five years and may not have an option price of less than 110% of the fair market value per share of the Company's shares on the date the option is granted. See "--1995 Senior Management Incentive Plan".

         The following table contains information with respect to employees of the Company concerning options held as of November 30, 1996

               AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


(a)                                     (b)                   (c)                (d)                          (e)
                                                                                                              Value of
                                                                                 Number of                    Unexercised In-
                                                                                 Unexercised                  The-Money
                                                                                 Options/SAR's at             Options/SAR's at
                                                                                 FY-End (#)                   FY-End($)
                                        Shares Acquired       Value Realized($)  Exercisable/                 Exercisable/
Name                                    on Exercise (#)                          Unexercisable                Unexercisable(1)

Alan Lubinsky                           0                      0                 33,333/66,667                0


     (1) As of April 18, 1997, the average of the prior day's closing bid and ask price was $2.63. Since the exercise price of the Options ($2.25) is greater than the current average price, the Company believes the Options have no value.

Employment Agreements

         Alan Lubinsky entered into an employment agreement with the Company in August 1995. The agreement is for a term of three years, and pays Mr. Lubinsky an annual salary of $160,000 per annum with 10% yearly escalations, subject to adjustment by the Company's board of directors. Pursuant to the terms of his employment agreement, Mr. Lubinsky will devote all his business time to the affairs of the Company and Pride. Pursuant to the agreement, Mr. Lubinsky received stock options under the Company's Senior Management Incentive Plan to purchase 100,000 shares at $5.50 per share. These options vest at the rate of 33 1/3% per annum commencing August 1996. The agreement restricts Mr. Lubinsky from competing with the Company for a period of one year after the termination of his employment.

         Ivan Averbuch entered into an employment agreement with the Company in September 1995, for a term of 24 months, commencing December 1, 1995. The agreement is automatically extendable for an additional 24 months, subject to cancellation by either the Company or Mr. Averbuch on 90 days written notice. Pursuant to the terms of the agreement, Mr. Averbuch is to receive an annual salary of $55,000 per annum, with an annual increase of 10% per annum, subject to review by the Company's board of directors.

Senior Management Incentive Plan

         In September 1995, the board of directors adopted the Senior Management Incentive Plan (the "Management Plan"), which was adopted by written stockholder consent. The Management Plan provides for the issuance of up to 300,000 shares of the Company's Common Stock in connection with the issuance of stock options and other stock purchase rights to executive officers, key employees and consultants.

         The adoption of the Management Plan was prompted by its desire to provide the board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive officers, key employees and consultants who render significant services to the Company and its subsidiaries. The board of directors intends to offer key personnel equity ownership in the Company through the grant of stock options and other rights pursuant to the Management Plan to enable the Company to attract and retain qualified personnel without unnecessarily depleting the Company's cash reserves. The Management Plan is designed to augment the Company's existing compensation programs and is intended to enable the Company to offer to its as well as its subsidiaries executives, key employees and consultants a personal interest in the Company's growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock.

         The Management Plan is intended to attract and retain executive officers, key employees and consultants whose performance is expected to have a substantial impact on the Company's and its subsidiaries long-term profit and growth potential by encouraging and assisting those persons to acquire equity in the Company. It is contemplated that only those who perform services of special importance to the Company will be eligible to participate under the Management Plan. A total of 300,000 shares of Common Stock will be reserved for issuance under the Management Plan. It is anticipated that awards made under the Management Plan will be subject to three-year vesting periods, although the vesting periods are subject to the discretion of the Administrator.

         Unless otherwise indicated, the Management Plan is to be administered by the board of directors or a committee of the board, if one is appointed for this purpose (the board or such committee, as the case may be, shall be referred to in the following description as the "Administrator"). Subject to the specific provisions of the Management Plan, the Administrator will have the discretion to determine the recipients of the awards, the nature of the awards to be granted, the dates such awards will be granted, the terms and conditions of awards and the interpretation of the Management Plan, except that any award granted to any employee of the Company who is also a director of the Company shall also be subject, in the event the persons serving as members of the Administrator of such plan at the time such award is proposed to be granted do not satisfy the requirements regarding the participation of "disinterested persons" set forth in Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act, to the approval of an auxiliary committee consisting of not less than two individuals who are considered "disinterested persons" as defined under Rule 16b-3. As of the date hereof, the Company has not yet determined who will serve on such auxiliary committee, if one is required. The Management Plan generally provides that, unless the Administrator determines otherwise, each option or right granted under a plan shall become exercisable in full upon certain "change of control" events as described in the Management Plan. If any change is made in the stock subject to the Management Plan, or subject to any right or option granted under the Management Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Administrator will make appropriate adjustments to such plans and the classes, number of shares and price per share of stock subject to outstanding rights or options. Generally, the Management Plan may be amended by action of the board of directors, except that any amendment which would increase the total number of shares subject to such plan, extend the duration of such plan, materially increase the benefits accruing to participants under such plan, or would change the category of persons who can be eligible for awards under such plan must be approved by affirmative vote of a majority of stockholders entitled to vote. The Management Plan permits awards to be made thereunder until September, 2005.

     Directors who are not otherwise employed by the Company will not be eligible for participation in the Management Plan. The Management Plan provides for four types of awards: stock options, incentive stock rights, stock appreciation rights (including limited stock appreciation rights) and restricted stock purchase agreements, as described below.

         Stock Options. Options granted under the Management Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs ("non-ISOs"). ISOs may be granted at an option price of not less than 100% of the fair market value of the Common Stock on the date of grant, except that an ISO granted to any person who owns capital stock representing more than 10% of the total combined voting power of all classes of Common Stock of the Company ("10% stockholder") must be granted at an exercise price of at least 110% of the fair market value of the Common Stock on the date of the grant. The exercise price of the non-ISOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. Unless the Administrator determines otherwise, no ISO or non-ISO may be exercisable earlier than one year from the date of grant. ISOs may not be granted to persons who are not employees of the Company. ISOs granted to persons other than 10% stockholders may be exercisable for a period of up to ten years from the date of grant; ISOs granted to 10% stockholders may be exercisable for a period of up to five years from the date of grant. No individual may be granted ISOs that become exercisable in any calendar year for Common Stock having a fair market value at the time of grant in excess of $100,000. Non-ISOs may be exercisable for a period of up to 13 years from the date of grant. In connection with the Company's entering into an employment agreement with its president, Alan Lubinsky, Mr. Lubinsky received 100,000 stock options to purchase shares of Common Stock. See "Management - Employment Agreement."

         Payment for shares of Common Stock purchased pursuant to the exercise of stock options shall be paid in full in cash, by certified check or, at the discretion of the Administrator, (i) by promissory note combined with cash, (ii) by shares of Common Stock having a fair market value equal to the total exercise price or (iii) by a combination of (i) and (ii) above. The provision that permits the delivery of already owned shares of stock as payment for the exercise of an option may permit "pyramiding". In general, pyramiding enables a holder to start with as little as one share of common stock and, by using the shares of common stock acquired in successive, simultaneous exercises of the option, to exercise the entire option, regardless of the number of shares covered thereby, with no additional cash or investment other than the original share of Common Stock used to exercise the option.

         Upon termination of employment or consulting services, an optionee will be entitled to exercise the vested portion of an option for a period of up to three months after the date of termination, except that if the reason for termination was a discharge for cause, the option shall expire immediately, and if the reason for termination was for death or permanent disability of the optionee, the vested portion of the option shall remain exercisable for a period of twelve months thereafter.


         Incentive Stock Rights. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. Each incentive stock unit shall entitle the holder thereof to receive, without payment of cash or property to the Company, one share of Common Stock in consideration for services performed for the Company or any subsidiary by the employee, subject to the lapse of the incentive periods, whereby the Company shall issue such number of shares upon the completion of each specified period. If the employment or consulting services of the holder with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the holder or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

         Stock Appreciation Rights (SARs). SARs may be granted to recipients of options under the Management Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("general SARs") or limited SARs ("limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to general SARs, except that, unless the Administrator determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following "Change of Control" transactions: (i) the approval of the Board of Directors of a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all the assets of the Company, or the liquidation or dissolution of the Company; (ii) the commencement of a tender or exchange offer for the Company's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Company or any employee benefit plan sponsored by the Company) of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least a majority of the directors then still in office.

         The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

         Restricted  Stock  Purchase   Agreements.   Restricted  stock  purchase
agreements provide for the sale by the Company of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which the purchaser must continue employment with the Company in order to retain the shares. Payment can be made in cash, a promissory note or a combination of both. If termination of employment occurs for any reason within six months after the date of purchase, or for any reason other than death or by retirement with the consent of the Company after the six-month period but prior to the time that the restrictions on disposition lapse, the Company shall have the option to reacquire the shares at the original purchase price.

         Restricted shares awarded under the Management Plan will be subject to a period of time designated by the Administrator (the "restricted period") during which the recipient must continue to render services to the Company before the restricted shares will become vested. The Administrator may also impose other restrictions, terms and conditions that must be fulfilled before the restricted shares may vest.

         Upon the grant of restricted shares, stock certificates registered in the name of the recipient will be issued and such shares will constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote the restricted shares and to receive all regular cash dividends (and such other distributions as the Administrator may designate), if any, which are paid or distributed on the restricted shares, and generally to exercise all other rights as a holder of Common Stock, except that, until the end of the restricted period: (i) the holder will not be entitled to take possession of the stock certificates representing the restricted shares and (ii) the holder will not be entitled to sell, transfer or otherwise dispose of the restricted shares. A breach of any restrictions, terms or conditions established by the Administrator with respect to any restricted shares will cause a forfeiture of such restricted shares.

         Upon   expiration  of  the   applicable   restricted   period  and  the
satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Company. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Management Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

         Accelerating of the vesting of the restricted shares shall occur, under the provisions of the Management Plan, on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an "Approved Transaction"; (b) a "Control Purchase"; or (c) a "Board Change".

          An "Approved Transaction" is defined as (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

         A "Control Purchase" is defined as circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities).

         A "Board Change" is defined as circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to the terms of the acquisition of County in 1992, the Company paid $1 and assumed approximately $11,500,000 of net liabilities. These liabilities were purchased by New World Finance Limited within thirty days of the acquisition. New World Finance Limited ("New World") is a company which is wholly owned by New World Trust, the beneficiaries of which are members of Mr. Lubinsky's family. This debt accrued interest at 6% and was repayable five years from the date of issuance. This debt was converted in March 1992 into a convertible note, which was convertible into shares of common stock of PMS at $1.50 per share. In March 1992, New World converted approximately $5,250,0000 of the note into 3,500,000 shares of PMS. In March 1993, New World converted approximately $3,750,000 of the note into 2,500,000 shares of PMS. In January 1994, pursuant to the reorganization of Pride and PMS, Pride acquired all the shares of PMS from New World, and issued shares of common stock of Pride, in return. In September 1994, the right to convert the note into shares of PMS, was converted into the right to purchase shares of common stock of Pride, at a price to be determined by the board of directors of Pride, as of each conversion date. In addition, New World guaranteed to PMS that the sale proceeds of vehicles acquired from County would be at least equal to the residual value shown on the books of County as of the date of the acquisition. Mr. Lubinsky did not vote on the conversion price of any of the following conversions. In September 1994, New World converted $1,125,000 into 281,250 shares of common stock of Pride, Inc. In October 1994, New World converted $400,000 into 114,285 shares of common stock of Pride, Inc. In January 1995, New World converted $155,000 into 155,000 shares of common stock of Pride, Inc.

         In August 1995, the Company determined, with the agreement of New World, that the estimated ultimate sales values of the vehicles were less than expected and it was agreed that the note ($562,292) be written off and canceled against the New World guarantee.

         In March 1995, Pride formed the Company in the State of Delaware and reorganized its corporate structure by exchanging all of its shares of PMS for 1,500,000 shares of the Company's Common Stock, making PMS a wholly owned subsidiary of the Company.

         In March 1995, the Company issued 60,000 shares of its Common Stock to Lampert & Lampert, counsel to the Company for fees and expenses of $500.

         In July 1995, PMS entered into a loan agreement with the Company's president, whereby PMS borrowed approximately $232,500. The loan is payable on demand and accrues interest at the rate of 2.5% over the Midland Bank base rate. The principal balance of such loan was $117,034 as of February 29, 1996. The principal amount of the loan, including accrued interest thereon, will be paid from the proceeds of this Offering. "Use of Proceeds."

         In December 1995, the Company consummated a private placement offering, whereby the Company sold 20 units, each unit comprised 25,000 shares of Common Stock at a purchase price of $6,000 per unit.

         In April 1996, the Company consummated an initial public offering, whereby the Company sold 950,000 shares of its common stock at a purchase price of $5.00 per share and 2,000,000 redeemable common stock purchase warrants at a price of $0.10 per warrant. The warrants are exercisable at a price of $5.75 per share, subject to adjustment, beginning April 24, 1997 and expiring April 23, 2001. In connection therewith, the Company also granted to the underwriter of the offering a warrant to purchase 95,000 shares of the Company's common stock at a purchase price of $5.00 and 200,000 redeemable common stock purchase warrants, each warrant exercisable to purchase one share of common stock at a purchase price of $7.50 per share. Other than with respect to the exercise price, the terms of the warrants granted to the underwriter are identical to those described above. The Company's securities are currently traded on the Nasdaq SmallCap Stock Exchange and the Boston Exchange.

         In November 1996, the Company, through its subsidiary AC Automotive Group, Inc., purchased all the assets of AC Cars Limited and Autokraft Limited.

     For a description of the Company's employment agreements, see "Executive Compensation - Employment Agreements."

                              FINANCIAL INFORMATION

         ENCLOSED HEREIN IS THE CORPORATION'S ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED NOVEMBER 30, 1996 AND THE UNAUDITED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED FEBRUARY 28, 1997. A COPY OF THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996 AND THE QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED FEBRUARY 28, 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO PRIDE AUTOMOTIVE GROUP, INC., WATFORD METRO CENTRE, TOLPITS LANE, WATFORD HERTORDSHIRE, ENGLAND WD1 8SB. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF APRIL 18, 1997 THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON SHARES OF THE CORPORATION ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

                               IV. OTHER BUSINESS

          As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


Stockholder Proposals

          Proposals of stockholders intended to be presented at the Corporation's 1997 Annual Meeting of Stockholders must be received by the Corporation on or prior to January 2, 1998 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1997 Annual Meeting of Stockholders.

                                             By Order of the Board of Directors,


                                                                   Alan Lubinsky
                                                                       Secretary

May 1, 1997

          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                          PRIDE AUTOMOTIVE GROUP, INC.

                  Annual Meeting of Stockholders - May 30, 1997

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


                  The undersigned hereby appoints Alan Lubinsky and Ivan Averbuch and each of them, proxies, with full power of substitution to each, to vote all shares of Common Stock of Pride Automotive Group, Inc. owned by the undersigned at the Annual Meeting of Stockholders of Pride Automotive Group, Inc. to be held on May 30, 1997 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

         I.       ELECTION OF DIRECTORS

FOR all nominees listed                                WITHHOLD AUTHORITY
below (except as marked                                to vote for all nominees
to the contrary below) |_|                             listed below |_|

     (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

          Alan Lubinsky            Ivan Averbuch                 Allan Edgar

    and to vote upon any other business as may properly come before the meeting or any adjournment thereof, all as described in the Proxy Statement dated May 1, 1997, receipt of which is hereby acknowledged.


                (Continued and to be signed on the reverse side)

     Either of the proxies or their respective substitutes, who shall be present and acting shall have and may exercise all the powers hereby granted.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THREE DIRECTORS UNLESS CONTRARY INSTRUCTIONS ARE GIVEN.

     Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.



Dated:___________________________, 1997


---------------------------------------


---------------------------------------


     (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, Executors, administrators, trustees, etc., should also so indicate when signing.)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                                                    Page Nos

Independent Auditors' Report                                                                                      F - 2

Financial Statements:
    Consolidated Balance Sheets as of November 30, 1996 and 1995                                                  F - 3
    Consolidated Statements of Operations for the Years Ended November 30, 1996 and 1995                          F - 4

    Consolidated Statement of Changes in Shareholders' Equity for the Two Years in the
    Period Ended November 30, 1996                                                                                F - 5

    Consolidated Statements of Cash Flows for the Years Ended November 30, 1996 and 1995                          F - 6


Notes to Consolidated Financial Statements                                                                        F - 7

                          INDEPENDENT AUDITORS' REPORT


We have audited the accompanying consolidated balance sheets of Pride Automotive Group, Inc. and subsidiaries as of November 30, 1996 and 1995 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the two years in the period ended November 30, 1996. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United Kingdom which are substantially the same as those followed in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the above mentioned consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Corporation as of November 30, 1996 and 1995 and the results of their operations for the two years in the period ended November 30, 1996 in conformity with accounting principles generally accepted in the United States of America.

Our audits also include the translation of British pounds into United States dollars for amounts included in the consolidated financial statements. In our opinion, such translation has been made in conformity with the basis stated in
Note 2(h) of the notes to the consolidated financial statements.





MARBLE ARCH HOUSE
66-68 SEYMOUR STREET
LONDON W1H 5AF                                         CIVVALS
UNITED KINGDOM                FEBRUARY 14, 1997        CHARTERED ACCOUNTANTS

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                              - ASSETS (Note 6(a) -

                                                                                                 November 30,
                                                                                                 1996           1995
                                                                                                 -------------  -----------

ASSETS:
  Cash and cash equivalents                                                                      $     250,699  $         3,377
  Accounts receivable (Notes 2c and 3)                                                               2,022,011        1,241,167
  Inventories (Note 2d)                                                                              1,022,655           31,137
  Property, revenue producing vehicles and equipment - net (Notes 2e, 4, 6 and 7)                   18,681,638        9,924,318
  Intangible assets - net (Note 2f)                                                                 11,712,578       10,340,396
  Deferred offering costs                                                                              -                 59,940
                                                                                          --------------------  ---------------
TOTAL ASSETS                                                                                       $33,689,581      $21,600,335
                                                                                                   ===========      ===========

                    - LIABILITIES AND SHAREHOLDERS' EQUITY -

LIABILITIES:
  Bank line of credit (Note 6a)                                                                  $   2,964,465     $  1,093,680
  Accounts payable                                                                                     624,953        1,291,368
  Accrued liabilities and expenses (Note 5)                                                            490,915          358,892
  Bank debt (Note 6b)                                                                                1,002,571        1,070,492
  Obligations under hire purchase contracts (Note 7)                                                11,034,951        5,578,565
  Loans payable - directors (Note 9)                                                                   -                123,668
  Other liabilities (Note 8)                                                                            33,560          532,804
  Acquisition debt payable (Note 10)                                                                 5,098,470             -
                                                                                                 ---------------------------
TOTAL LIABILITIES                                                                                   21,249,885       10,049,469
                                                                                                  ------------     ------------

MINORITY INTEREST IN SUBSIDIARY (Note 18)                                                               -                  -
                                                                                          ----------------------------------

COMMITMENTS AND CONTINGENCIES (Notes 14 and 17)

SHAREHOLDERS' EQUITY (Notes 11, 12 and 19):
  Preferred stock, $.01 par value, 2,000,000 shares authorized, none issued
    or outstanding                                                                                     -                -
  Common stock, $.001 par value, 10,000,000 shares authorized 2,652,500
    and 1,560,000 shares issued and outstanding in 1996 and 1995, respectively                           2,653            1,560
  Additional paid-in capital                                                                        14,026,758       11,741,922
  Retained earnings (deficit)                                                                       (1,456,963)        (801,965)
  Foreign currency translation (Note 2h)                                                              (132,752)         609,349
                                                                                                --------------   --------------

TOTAL SHAREHOLDERS' EQUITY                                                                          12,439,696       11,550,866
                                                                                                 -------------     ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                         $33,689,581      $21,600,335
                                                                                                   ===========      ===========

                 See notes to consolidated financial statements.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                  November 30,
                                                                                                  1996             1995
                                                                                                  ---------        -----------

REVENUES (Notes 2i and 14):
  Contract hire income                                                                             $ 6,286,677     $  4,723,539
  Sale of vehicles                                                                                   5,839,080        4,629,860
  Fleet management and other income                                                                    758,261          369,657
                                                                                                --------------   --------------

TOTAL REVENUE                                                                                       12,884,018        9,723,056
                                                                                                 -------------    -------------

COSTS AND EXPENSES:
  Cost of sales                                                                                     10,241,850        7,297,331
  General and administrative expenses                                                                1,802,111        2,035,529
  Amortization of goodwill                                                                             634,813          630,718
  Interest and other                                                                                   860,242          629,623
                                                                                                --------------   --------------

                                                                                                    13,539,016       10,593,201

(LOSS) BEFORE PROVISION FOR INCOME TAXES                                                              (654,998)        (870,145)

  Provision for income taxes (Notes 2g and 13)                                                         -                   -


NET (LOSS)                                                                                       $    (654,998)   $    (870,145)
                                                                                                 =============    =============

(LOSS) PER COMMON SHARE (Note 2j)                                                                   $(.27)            $(.42)
                                                                                                    =====             =====

WEIGHTED AVERAGE NUMBER OF COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING (Note 2j)                                                          2,405,760        2,060,000

                 See notes to consolidated financial statements.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY


                                       Shares                        Additional     Retained         Foreign        Total
                                       (As Restated      Common      Paid-in        Earnings         Currency       Shareholders'
                                       - See Note 1)     Stock       Capital        (Deficit)        Translation    Equity


Balance at December 1, 1994            1,500,000         $1,500      $11,119,690    $   68,180       $ 407,768      $11,597,138

Compensatory stock (Note 11)              60,000             60           59,940        -              -                 60,000

Early extinguishment of debt
with related party (Note 16)             -               -               562,292        -             -                 562,292

Foreign currency translation
adjustment                               -               -               -              -              201,581          201,581

Net loss for the year ended
November 30, 1995                       -               -                  -          (870,145)      -                 (870,145)


Balance at November 30, 1995           1,560,000          1,560       11,741,922      (801,965)        609,349       11,550,866

Private offering of common stock
(Note 11)                                500,000            500          119,500       -               -                120,000

Shares and warrants sold in
initial public offering (Note 11)        592,500            593        2,165,336       -               -              2,165,929

Foreign currency translation
adjustment                               -              -                  -                 -        (742,101)        (742,101)

Net loss for the year ended
November 30, 1996                        -              -                  -           (654,998)         -             (654,998)

BALANCE AT
NOVEMBER 30, 1996                      2,652,500         $2,653      $14,026,758   $(1,456,963)      $(132,752)     $12,439,696
                                       =========         ======      ===========   ===========       =========      ===========

                See notes to consolidated financial statements.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 November 30,
                                                                                                 1996             1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss)                                                                                     $    (654,998)   $    (870,145)
  Adjustments to reconcile net (loss) to net cash (utilized) provided by operating activities:
         Depreciation and amortization                                                               2,354,942        1,852,825
         Amortization of goodwill                                                                      594,735          630,718
         Extinguishment of debt with related party                                                     -                562,292
         (Gain) loss on disposal of fixed assets                                                      (119,030)         229,563
         Compensatory stock                                                                            -                     60
         Provision for maintenance costs                                                               (18,524)        (176,302)
         Foreign currency translation                                                                 (742,101)         201,581
  Changes in assets and liabilities:
     (Increase) in accounts receivable                                                                (599,753)        (236,681)
     (Increase) decrease in inventories                                                                (93,794)         111,382
     (Decrease) increase in accounts payable, accrued expenses and bank overdraft                     (955,172)        (553,388)
                                                                                                --------------    -------------
     Net cash (utilized) provided from operating activities                                           (233,695)       1,751,905
                                                                                                --------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of fixed assets                                                                       (9,858,724)      (3,433,132)
     Acquisition of assets in new subsidiary                                                          (969,279)         -
     Proceeds from sale of fixed assets                                                              2,068,601          906,727
                                                                                                --------------   --------------
     Net cash (utilized) by investing activities                                                    (8,759,402)      (2,526,405)
                                                                                                 -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Bank lines of credit                                                                            1,870,785        1,093,680
     Funds received from sale of common stock                                                        2,285,929          -
     Loans received from officers                                                                      -                232,500
     Loans repaid to officers                                                                         (304,759)        (108,832)
     Loans repaid to affiliate                                                                         -               (132,147)
     Principal payments of long term debt                                                              (67,921)         (92,375)
     Proceeds from hire purchase contract funding                                                   11,530,175        3,262,390
     Principal repayments of hire purchase contract funding                                         (6,073,790)      (3,495,819)
                                                                                                 -------------    -------------
     Net cash provided from financing activities                                                     9,240,419          759,397
                                                                                                 -------------  ---------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   247,322          (15,103)

  Cash and cash equivalents, beginning of year                                                           3,377           18,480
                                                                                              ----------------   --------------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                           $     250,699   $        3,377
                                                                                                 =============   ==============

SUPPLEMENTAL INFORMATION:
  (i)    In November 1996, the Company acquired certain of the assets of AC Cars
         Limited   aggregating   $6,067,749   and  incurred   debt   obligations
         aggregating $5,098,470.

  (ii) The loss on the disposal of fixed assets resulted from the sale of certain non-revenue producing assets whereby the proceeds were less than the carrying value.

                 See notes to consolidated financial statements.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 1 - DESCRIPTION OF COMPANY:

               Pride Automotive Group, Inc. (the "Company") was incorporated in the State of Delaware in March 1995. Pursuant to the terms and conditions of a reorganization in March 1995, the Company issued 1,500,000 shares of its common stock to Pride, Inc. (an entity incorporated in the State of Delaware), thereby making the Company a majority owned subsidiary of Pride Inc., in exchange for all of the issued and outstanding shares held by Pride, Inc., of Pride Management Services Plc (PMS), a consolidated group of operating companies located in the United Kingdom which are engaged in the leasing of motor vehicles primarily on contract hire to local authorities and selected corporate customers throughout the United Kingdom. This exchange of stock resulted in PMS becoming a wholly owned subsidiary of the Company. The Company, its subsidiary PMS and PMS's subsidiaries are referred to as the "Company" unless the context otherwise requires. The accompanying consolidated financial statements are based on the assumption that the Company and PMS were combined for all periods presented, in a manner similar to the pooling of interests method of accounting.

               On November 29, 1996, the Company, through its newly formed majority owned subsidiary, AC Automotive Group Inc. and its wholly owned subsidiary AC Car Group Limited (registered in the United Kingdom), completed the acquisition of certain assets (see
               Note 10) of AC Cars Limited and Autokraft Limited. These two companies were engaged in the manufacture and sale of specialty automobiles. The purchase price of approximately $6,067,000 is being financed with the proceeds of a private offering of the Company's common stock, (see Note 19) and by loans. The acquisition has been recorded using the purchase method of accounting. (See also Notes 2f and 10).

               The following unaudited pro-forma results of operations assume the acquisition occurred as of March 1, 1996 (amounts in millions except per share data):

                               Revenues                                                $14.2
                               Net loss                                                 (1.8)
                               Earnings per common share                               $(.75)

               The pro-forma financial information, which is only available beginning March 1, 1996, is not necessarily indicative of the operating results that would have occurred had the acquisition been consummated as of March 1, 1996, nor are they necessarily indicative of future operating results. This is because AC Cars Limited and Autokraft Limited were in administrative receivership in the United Kingdom and this severely restricted the ability of the companies to manufacture and market their products. The Company has made the United States Securities and Exchange Commission aware of the fact that financial information is not available for prior periods.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               PMS, the operating group of companies, which is located in the United Kingdom, follows generally accepted accounting principles in the United Kingdom. For purposes of these consolidated financial statements, the Company has converted to the generally accepted accounting principles of the United States.

      (a)      Basis of Consolidation and Presentation:

               The consolidated financial statements include the accounts of the Company (Pride Automotive Group, Inc.), its' wholly owned subsidiary Pride Management Services Plc and its' wholly owned subsidiaries, and its' majority owned subsidiary AC Automotive Group, Inc. and its' wholly owned subsidiary. All material intercompany balances and transactions have been eliminated.

               Due to the nature of the Company's business, contract leasing of motor vehicles (revenue producing assets) which are treated as non-current fixed assets, the balance sheet is reflected on an unclassified basis. Accordingly, current assets and current liabilities are not reflected separately on the face of the balance sheet.

      (b)      Use of Estimates:

               In preparing financial statements in accordance with generally accepted accounting principles, management makes certain estimates and assumptions, where applicable, that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

      (c)      Concentration of Credit Risk/Fair Value:

               Financial instruments that potentially subject the Company to concentrations of credit risk in accordance with SFAS No 105 consist principally of accounts receivable. The Company believes however, that risks associated with accounts receivable are limited due to its large customer base and the fact that it leases vehicles to companies in many industries.

               The  carrying  amounts  of  cash  and  cash  equivalents,   trade
               receivables, other assets, accounts payable and debt obligations approximate fair value.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

      (d)      Inventories:

               Inventories include vehicles which are no longer being leased to customers and which are temporarily being held for resale at cost less accumulated depreciation, which approximates net realizable value.
                The inventories of AC Automotive  Group, Inc. and its subsidiary consist of finished goods, work in progress and spare parts of specialty automobiles and are stated at the lower of cost, (first-in, first-out method) or market. Market is considered as net realizable value.

               As of November 30, 1996 and 1995 inventories consisted of the following:

                                                                                    1996                1995
                                                                               -------------          ------

                               Cars held for resale                              $   124,932           $31,137
                               Finished goods                                         75,510           -
                               Work-in-progress                                      684,305           -
                               Spare parts                                           137,908           -

                                                                                  $1,022,655           $31,137
                                                                                  ==========           =======


      (e)      Fixed Assets and Depreciation:

               Fixed assets are stated at cost less depreciation. Depreciation is provided on all assets at rates calculated to write off the cost of each asset over its estimated useful life, as follows:

                               Building and improvements 50 years straight-line basis Revenue producing vehicles 3-6 years straight-line basis Furniture and fixtures 4 years double declining basis Machinery and equipment 4 years double declining basis Aircraft 4 years double declining basis

               Maintenance and repairs are charged to operations and major improvements are capitalized. Upon retirement, sale of other disposal, the associated cost and accumulated depreciation of the asset are eliminated from the accounts and any resulting gain or loss is included in operations.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

      (f)      Intangible Assets:

               Intangible assets consist primarily of goodwill which arose in connection with the acquisition of certain subsidiaries of PMS. Goodwill is being amortized over a period of 10-20 years on a straight-line basis. Accumulated amortization as of November 30, 1996 and 1995 aggregated $2,990,626 and $2,355,813, respectively.

               In November 1996, the Company acquired certain of the assets of AC Cars Limited and Autokraft Limited (see Note 1 above). The purchase price exceeded the tangible net assets acquired by $2,006,995. This amount was assigned to the brand name and various contracts with suppliers and customers and is to be amortized over 20 years on a straight-line basis.

               The Company periodically reviews the valuation and amortization of goodwill and other intangibles to determine possible impairment by evaluating events and circumstances that might indicate an inability to recover the carrying amount. Such evaluation is based on analysis, including profitability, projections and cash flows that incorporate the impact on existing Company business.

      (g)      Income Taxes:

               The Company conducts all of its operating activities in the United Kingdom (UK). As such, they are subject to taxation in the UK based upon that country's tax statutes. Under UK taxation rules, provision is made for taxation deferred as a result of material timing differences between the incidence of income and expenditures for taxation and accounting purposes, using the liability method, only to the extent that there is reasonable probability that a liability or asset will crystallize in the near future. See also Note 13 regarding SFAS No 109 - Accounting for Income Taxes.

      (h)      Foreign Currency Translation:

               The Company's principal operations are conducted by PMS which reflects its financial statements in British pounds. As a result, most assets and liabilities of the foreign operations are translated into US dollars using current exchange rates in effect at the balance sheet date. Fixed assets and intangible assets are translated at historical exchange rates. Revenue and expense accounts are translated using an average exchange rate during the period except for those expenses related to assets and liabilities which are translated at historical exchange rates. These include depreciation and amortization which are translated at the rates existing at the time the asset was acquired. Any resulting gains or losses due to the translations are reflected as a separate item of shareholders' equity.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

      (i)      Income Recognition:

               Contract hire income of leased vehicles is recognized as operating leases over the period of the contract in accordance with SFAS No 13 - Accounting for Leases and the related amendments and interpretations. Income from the sale of previously leased vehicles, is reflected at the time of sale of the vehicle. Fleet management revenues and miscellaneous income are reflected on the accrual basis over the term that the services are provided.

      (j)      Earnings Per Share:

               Earnings per share are computed based upon the weighted average shares and common equivalent shares outstanding. The shares issued in connection with the reorganization (see Note 1), the shares issued in lieu of compensation for legal services and the shares sold during the year ended November 30, 1996 in a private offering (see Note 11), have been treated as outstanding for all periods presented, in accordance with the guidelines of the Securities and Exchange Commission. Common stock equivalents have been excluded from the computation since the results would be anti-dilutive.

      (k)      Cash and Cash Equivalents:

               For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

      (l)      Lease Agreements:

               The Company leases vehicles with terms generally ranging from two to four years. The following table shows the future minimum lease payments of existing leases to be received, net of related costs (see also Note 7):

                               November 30, 1997                                $  5,103,977
                               November 30, 1998                                   4,390,779
                               November 30, 1999                                   2,634,819
                               November 30, 2000                                   1,007,729
                                                                               -------------
               Total minimum lease payments receivable
               net of executory costs                                            $13,137,304



      (m)      Accounting Changes:

               As permitted by SFAS 123, Accounting for Stock-Based Compensation, which becomes effective for the Company as of December 1, 1996, and which encourages companies to record expense for stock options and other stock-based employee compensation awards based on their fair value at date of grant, the Company will continue to apply its current accounting policy under Accounting Principles Board Opinion No. 25 and will include the necessary disclosures in its fiscal 1997 financial statements.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 3 - ACCOUNTS RECEIVABLE:

               Accounts receivable consist of the following:

                                                                                  1996                1995
                                                                              --------------    ----------

                               Trade receivables                                  $1,192,949       $   955,437
                               Lease maintenance receivables                         330,902            69,182
                               Value added tax                                       102,114            97,707
                               Due from related companies                             95,125           -
                               Other                                                 300,921           118,841
                                                                                ------------      ------------
                                                                                  $2,022,011        $1,241,167


     Included in the above trade receivables is $59,002 due on a long term basis as of November 30, 1996.

     Based upon past experience, the Company has deemed that no allowance for uncollectible accounts receivable is necessary.


NOTE 4 - FIXED ASSETS AND DEPRECIATION:

               Fixed assets consist of the following:

                                                                                  1996                1995
                                                                            ----------------   -----------

                      Buildings and improvements                                $  1,719,415      $  1,719,415
                      Revenue producing vehicles                                  17,282,095        11,989,192
                      Furniture, fixtures, plant and equipment                     2,247,430           519,753
                      Aircraft                                                     1,331,493              -
                                                                               ----------------------------
                                                                                  22,580,433        14,228,360

                      Less: accumulated depreciation (including
                            $3,388,495 and $3,853,753 of accumulated
                            depreciation on revenue producing vehicles,
                            for 1996 and 1995, respectively)                       3,898,795         4,304,042
                                                                               -------------     -------------
                                                                                 $18,681,638      $  9,924,318
                                                                                 ===========      ============


               Depreciation expense for the years ended November 30, 1996 and 1995 aggregated $2,295,164 and $2,415,117, respectively.

               One of the buildings owned by Pride Management is not currently being utilized by the Company. This building is being leased to an unrelated party at an annual rent of approximately $80,000 per annum.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 5 - ACCRUED LIABILITIES AND EXPENSES:

               Accrued liabilities and expenses consist of the following:

                                                                                     1996             1995
                                                                                 -----------       -------

                      Taxes other than income taxes                                 $418,082          $333,586
                      Miscellaneous accrued expenses                                  72,833            25,306
                                                                                  ----------        ----------
                                                                                    $490,915          $358,892
                                                                                    ========          ========


NOTE   6   -          BANK LOANS/LINE OF CREDIT:

      (a) The Company has a $2,684,800 line of credit with a bank at an interest rate of 3% in excess of the base rate (6% as of November 30, 1996). This line of credit is payable on demand and is secured by all assets of the Company other than revenue producing vehicles and buildings which are already pledged (see Notes 6b and 7). As of November 30, 1996, the bank had granted a temporary increase to $2,965,000 at similar terms.

      (b) At November 30, 1996, bank loans consisted of $1,002,571 due to two banks at rates of 3% and 5% in excess of the banks' base rate (6% as of November 30, 1996). These loans are secured by the freehold properties (buildings) owned by Pride Management and its subsidiaries, and mature in 2001 and 2017.

               The scheduled principal payments of this bank debt as of November 30, 1996 are as follows:

                      For the Year Ended November 30,

                               1997                     $   98,890
                               1998                         98,890
                               1999                         98,890
                               2000                         98,890
                               2001                         98,890
                               Thereafter                  508,121
                                                       -----------
                                                        $1,002,571


NOTE 7 - HIRE PURCHASE CONTRACTS/EQUIPMENT FINANCING:

               The Company has funding lines with several financing institutions in the United Kingdom in the aggregate amount of approximately $18,200,000 as of November 30, 1996. These funding lines are utilized to acquire revenue producing vehicles, which vehicles collateralize the outstanding obligations.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 7 - HIRE PURCHASE CONTRACTS/EQUIPMENT FINANCING (Continued):

               Assets (revenue producing vehicles) obtained under hire purchase contracts are capitalized as fixed assets and depreciated over their useful lives. The obligations under such agreements, which mature at various dates within five years from inception, are reflected separately on the balance sheet net of finance charges which are charged to the periods to which they apply. At November 30, 1996, obligations under hire purchase contracts are as follows:

               For the Year Ended November 30,

                      1997                            $  4,951,662
                      1998                               3,977,882
                      1999                               1,878,445
                      2000                                 226,962
                                                    --------------
                                                       $11,034,951

               The annual interest rates on these obligations range from 7.25% to 15.6%.


NOTE 8 - OTHER LIABILITIES:

               At November  30,  1996 and 1995 other  liabilities  consisted  of
               $33,560 and $532,804, respectively due to other creditors at interest rates approximating the current market rates and repayable on a demand basis.


NOTE 9 - RELATED PARTY TRANSACTIONS:

               At November 30, 1995, the Company was indebted to its President in the aggregate amount of $123,668. These unsecured loans were repayable on demand at an interest rate of 2 1/2% in excess of the base lending rate (6.75% at November 30, 1995) of the Company's bank. The loan was repaid during the year ended November 30, 1996.


NOTE 10 - ACQUISITION DEBT PAYABLE:

     As of November 30, 1996, acquisition debt payable (see Note 1) consisted of the following:

     Unsecured notes payable on demand after October 31, 1999; interest payable quarterly at 8% per annum $1,678,000

     Notes payable in 18 monthly installments of $46,611 plus interest at 2% above the base rate 839,000

     Other  short-term  notes  payable  (see  Note  19)  2,581,470   -----------
$5,098,470

                 PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE   11 -           COMMON STOCK/RECAPITALIZATION:

               In March 1995, the Company issued 1,500,000 shares of common stock in connection with a reorganization (see Note 1).

               In March 1995, the Company issued 60,000 shares of common stock in lieu of compensation for legal services rendered.

               In December 1995, the Company completed a private placement offering selling 20 units, each unit consisting of 25,000 shares of common stock, at $6,000 per unit for aggregate gross proceeds of $120,000.

               In April 1996 the Company successfully completed an initial public offering ("IPO") of its common stock whereby it sold 592,500 shares of common stock at a price of $5.00 per share and 2,300,000 common stock purchase warrants at a price of $.10 per warrant. This offering yielded net proceeds of approximately $2,166,000.

               The warrants are exercisable at a price of $5.75 per share, subject to adjustment, one year from the date of the offering, for a period of four years. The warrants are redeemable by the Company at any time commencing one year from the date of its prospectus, upon 30 days notice, at a redemption price of $.05 per warrant.

               In addition, the Company entered into a consulting agreement with one of the Under- writers as a financial consultant for a period of two years at a monthly fee of $2,500 payable in full at the closing of the offering. The Underwriters have also been granted warrants to acquire 95,000 shares of Common Stock and 200,000 warrants at 150% of the public offering prices or $7.50 per share and $.15 per Warrant, respectively.


NOTE 12 - STOCK OPTION PLANS:

               In September 1995, the board of directors adopted the 1995 Senior Management Incentive Plan (the "Management Plan") which was adopted by shareholder consent. The Plan provides for the issuance of up to 300,000 shares of the Company's common stock in connection with the issuance of stock options and other stock purchase rights to executive officers and other key employees.

               As of November 30, 1996, the Company had granted options to purchase 100,000 shares of common stock at an exercise price of $5.50 per share, none of which had been exercised as of that date. These options are exercisable over a five year period pursuant to a three year vesting schedule (331/3% per annum) beginning in August 1996.

               See also Note 2(m) re: Accounting Changes.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 13 - INCOME TAXES:

               The provisions for United Kingdom income taxes utilizing the requirements of SFAS No 109 consisted of the following for the years ended November 30, 1996 and 1995:

                                                                                   1996               1995
                                                                              --------------     ---------

                      Current tax expense                                          $ 763,350        $  860,000
                      Deferred tax expense                                           174,650           -
                      Investment tax credits on vehicles                            (938,000)         (860,000)
                                                                                   ---------        ----------
                                                                             $       -        $        -
                                                                             ===============  ==========

               At November 30, 1996, investment tax credits being carried over to future periods aggregated approximately $11,904,000.

               The components of the deferred tax asset, pursuant to SFAS No. 109, as of November 30, 1996 and 1995, respectively, are as follows:


                                                                                      1996              1995
                                                                                    --------         -------

                      Operating loss carryforward                                   $ 52,000          $ 23,000
                      Valuation allowance                                            (52,000)          (23,000)
                                                                                    --------         ---------
                                                                                    $    -           $     -


               The Company has available operating losses carryforwards for tax purposes aggregating approximately $148,000 as of November 30, 1996, which may result in a deferred tax asset. The Company has recognized this asset but has provided a valuation allowance for the full amount since there is no assurance that such losses will be utilized in the near future.


NOTE 14 - ECONOMIC DEPENDENCY:

               For the years ended November 30, 1996 and 1995, the Company had two unaffiliated customers, which accounted for an aggregate of approximately 17% (1995 - 18%) and 12% (1995 - 15%) respectively, of the Company's total revenues.

               The Company purchases all of the automobiles that it leases to its clients from automotive dealerships, usually several at a time. The Company does not depend on any one dealership for its purchase of automobiles and does not have any written agreements with any of the dealerships it purchases vehicles from. The Company believes that it will continue to be able to purchase automobiles at competitive prices and terms into the future.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 15 - PENSION PLAN:

               PMS and its' subsidiaries have a fully insured defined contribution plan for all of its eligible employees. Contributions to the plan, which are discretionary, for the years ended November 30, 1996 and 1995 amounted to $33,264 and $55,817, respectively.


NOTE 16 - CONVERTIBLE DEBT:

               The Company had reflected convertible debt of $562,292 as of November 30, 1994. These loans were to bear interest at 6% and were repayable five years from date of issue. The original debt, which was not convertible, arose at the time PMS acquired one of its subsidiaries in 1992. The Company acquired this subsidiary for $1 and assumed approximately $11,500,000 of net liabilities. This acquisition resulted in goodwill of approximately $11,500,000. The ultimate holder of the debt, in 1994, was given the option of converting such loans into shares of Pride Inc.'s (the Company's parent) common stock at the end of such period, based upon their guarantee of the ultimate sales values of the related revenue producing vehicles. The debt holder was the controlling shareholder of the Company's parent at the time of this transaction.

               During the year ended November 30, 1995, the Company determined, with the agreement of the debt holder, that the estimated ultimate sales values of the vehicles were less than expected and it was agreed that the debt would be written off against the debt holder's guarantee. The balance of the debt, $562,292, was therefore treated as an early extinguishment of debt. At the time of extinguishment, the debt outstanding was owed to a related party. In accordance with APB No 26, extinguishment transactions between related entities should be treated as capital transactions. Accordingly, the gain on the extinguishment was added to additional paid-in capital.


NOTE 17 - COMMITMENTS:

      (a)      Leases:

               The Company has entered into a one-year lease agreement for the manufacturing facility being utilized for its new subsidiary at a cost of approximately $54,000 per month. The Company has an option to purchase this facility at a cost of $8,700,000, through August 1997. This lease expires in December 1997.

      (b)      Employment Agreements:

               In August 1995, the Company entered into an employment agreement with its President/Chairman of the Board of Directors. This three-year agreement provides for an annual salary of $160,000 with annual escalations of 10% and also contains certain non-compete restrictions. This employee was also granted 100,000 stock options (see Note 12).

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1996 AND 1995


NOTE 17 - COMMITMENTS (Continued):

      (b)      Employment Agreements (continued):

               In September 1995, the Company entered into an employment agreement with an officer/director for a period of twenty four months commencing December 1, 1995. This agreement is automatically extendable for a further twenty four month period and provides for an annual salary of $55,000, subject to review by the Board of Directors.

      (c)      Rental Income:

               The Company leases one of its owned facilities to an unaffiliated company. The lease, which expires in 2004, provides for rental income of approximately $80,000 per annum. The annual cost of servicing the mortgage and real estate taxes on this building approximates $70,000.


NOTE 18 - MINORITY INTEREST IN SUBSIDIARY:

               The Company owns 70% of AC Automotive Group, Inc. ("AC Group"). As of November 30, 1996, losses applicable to the minority shareholders exceeded their interest in AC Group, which was reduced to zero, and as such, excess losses were charged against the operations of the Company. Future earnings attributable to the minority interest in AC Group, if any, will first be credited to the operations of the Company, to the extent that such excess losses were previously absorbed by the Company.


NOTE 19 - SUBSEQUENT EVENT:

               In December 1996, the Company completed a private placement of 14 units, each unit consisting of a 10% promissory note in the amount of $95,000 and 10,000 shares of the Company's common stock for an aggregate price of $100,000 per unit. The gross proceeds of $1,400,000 were used to satisfy a portion of the debt owed re: the acquisition of AC Car Group (see Notes 1 and 10).

               In December 1996, the Company also entered into a loan agreement with its bank for $755,000, with interest payable at 8% per annum, secured by a first lien on the aircraft owned by the Company as a result of the acquisition described in Note 1. This loan is to be repaid from the proceeds of the sale of the aircraft.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                                   EXHIBIT 27
                             FINANCIAL DATA SCHEDULE
                          ARTICLE 5 OF REGULATIONS S-X



The  schedule  contains  summary  financial   information   extracted  from  the
consolidated financial statements for the year ended November 30, 1996 and is qualified in its entirety by reference to such statements.

   Period type                                                                                         12 Mos.
   Fiscal year end                                                                               Nov. 30, 1996
   Period start                                                                                  Dec. 01, 1995
   Period end                                                                                    Nov. 30, 1996
   Cash                                                                                                250,699
   Securities                                                                                           0
   Receivables                                                                                       2,022,011
   Allowances                                                                                           0
   Inventory                                                                                         1,022,655
   Current assets                                                                                       0
   PP&E                                                                                             22,580,433
   Depreciation                                                                                      3,898,795
   Total assets                                                                                     33,689,581
   Current liabilities                                                                                  0
   Bonds                                                                                                0
   Common                                                                                                2,653
   Preferred mandatory                                                                                  0
   Preferred                                                                                            0
   Other SE                                                                                        12,437,043
   Total liability and equity                                                                       33,689,581
   Sales                                                                                            12,884,018
   Total revenues                                                                                   12,884,018
   CGS                                                                                              10,241,850
   Total costs                                                                                      10,241,850
   Other expenses                                                                                       0
   Loss provision                                                                                       0
   Interest expense                                                                                    860,242
   Income pretax                                                                                      (654,998)
   Income tax                                                                                           0
   Income continuing                                                                                  (654,998)
   Discontinued                                                                                         0
   Extraordinary                                                                                        0
   Changes                                                                                              0
   Net income                                                                                         (654,998)
   EPS primary                                                                                            (.27)
   EPS diluted                                                                                            (.27)



                                                   - Exhibit 27 -

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB





             QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     For the period ended February 28, 1997

                         Commission File Number 0-27944


                          PRIDE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                    98-0157860
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


    Pride House, Watford Metro Centre, Tolpits Lane, Watford, England WD1 8SB
               (Address of principal executive offices) (Zip Code)

                                 (800) 698-6590
                (Issuer's telephone number, including area code)




     Indicate by (X) whether Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days. YES X NO

     Common Stock, $.001 par value. 2,812,500 shares outstanding as of February 28, 1997.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES


                                      INDEX
                                                                         Page(s)

PART I. Financial Information:

ITEM 1. Financial Statements

Consolidated Condensed Balance Sheets - February 28, 1997
(Unaudited) and3.ovember 30, 1996                                          3.

Consolidated Condensed Statements of Operations (Unaudited)
Three Months Ended February 28, 1997 and February 29, 1996                 4.

Consolidated Condensed Statements of Cash Flows (Unaudited)
Three Months Ended February 28, 1997 and February 29, 1996                 5.

Notes to Interim Consolidated Condensed Financial Statements (Unaudited)   6.


ITEM 2. Management's Discussion and Analysis of Financial Condition and
Results of Operations                                                      9.


PART II. Other Information                                                 12.


SIGNATURES                                                                 13.

EXHIBITS: Exhibit 11 - Earnings (Loss) Per Share                           14.

Exhibit 27 - Financial Data Schedule                                       15.


 Page 2.

      PART 1.  Financial Information
      ITEM 1.  Financial Statements

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS

                                   - ASSETS -

                                                            February 28,        November 30,
                                                            1997                1996
                                                            (unaudited)

ASSETS:
Cash and cash equivalents                                   $ 26,244            $ 250,699
Accounts receivable                                         1,891,598           2,022,011
Inventories                                                 1,298,916           1,022,655
Property, revenue producing vehicles and equipment -
 net (Note 2)                                               19,866,127          18,681,638
Intangible assets - net (Note 3)                            11,494,187          11,712,578

TOTAL ASSETS                                                $34,577,072         $33,689,581


                    - LIABILITIES AND SHAREHOLDERS' EQUITY -

LIABILITIES (Note 4):
Bank overdraft line of credit                               $ 3,735,283         $ 2,964,465
Accounts payable                                            1,152,057           624,953
Accrued liabilities and expenses                            314,213             490,915
Bank debt                                                   1,726,692           1,002,571
Obligations under hire purchase contracts                   11,645,767          11,034,951
Other loans - acquisition                                   4,156,000           5,098,470
Other liabilities                                           35,939              33,560

TOTAL LIABILITIES                                           22,765,951          21,249,885

MINORITY INTERESTS                                          295,759             -

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY (Note 5):
Preferred stock, $.01 par value, 2,000,000 shares authorized,
none issued or outstanding                                  -                   -
Common stock, $.001 par value, 10,000,000 shares authorized;
2,812,500 and 2,652,500 shares issued and outstanding at
February 28, 1997 and November 30, 1996                     2,813               2,653
Additional paid-in capital                                  13,565,190          14,026,758
Retained earnings (deficit)                                 (1,868,476)         (1,456,963)
Foreign currency translation                                (184,165)           (132,752)

TOTAL SHAREHOLDERS' EQUITY                                  11,515,362          12,439,696

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $34,577,072
$33,689,581


        See notes to interim consolidated condensed financial statements


 Page 3.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                                      For the Three Months Ended
                                                                      February 28,        February 29,
                                                                      1997                1996

REVENUE:
Contract hire income                                                  $1,652,484          $1,060,979
Sale of contract hire vehicles                                        1,731,816           1,140,384
Sale of vehicles - AC Cars (Note 1)                                   202,563             -
Fleet management and other income                                     207,420             186,051

                                                                      3,794,283           2,387,414

EXPENSES:
Cost of sales - contract hire                                         2,843,212           1,701,592
Cost of sales - AC Cars 144,022 -
General and administrative expenses - contract hire                   376,027             402,734
General and administrative expenses - AC Cars                         543,238             -
Amortization of intangible assets - contract hire                     157,680             157,680
Amortization of intangible assets - AC Cars                           10,319              -
Interest expenses and other - contract hire                           279,311             207,336
Interest expenses and other - AC Cars                                 78,382              -

                                                                      4,432,191           2,469,342

LOSS BEFORE MINORITY INTERESTS                                        (637,908)
(81,928)

Minority interests in net loss of consolidated subsidiaries           226,395             -

LOSS BEFORE PROVISION FOR INCOME TAXES                                (411,513)
    (81,928)

Provision (credit) for income taxes                                   -                   -

NET LOSS                                                              $ (411,513)         $ (81,928)


LOSS PER COMMON SHARE (Note 6):
Net loss before minority interest                                     $ (.23)             $ (.04)
Minority interest in net loss of subsidiary                           .08                 -

                                                                      $ (.15 )            $ (.04)

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING (Note 6)                                           2,759,167
2,060,000




        See notes to interim consolidated condensed financial statements



 Page 4.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                      For the Three Months Ended
                                                                      February 28,        February 29,
                                                                      1997                1996


CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                              $ (411,513)         $ (81,928)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Minority interest in ne                                               (226,395)           -
Depreciation and amorti                                               837,328             581,974
Amortization of goodwil1                                              148,683             156,655
(Gain)loss on disposal of fixed assets                                (28,470)            13,792
Provision for maintenan                                               -                   (14,651)
Foreign currency transl                                               276,330             1,025
Changes in assets and liabilities:
Decrease in accounts receivable                                       130,413             258,693
(Increase) in inventories                                             (276,261)           (195,756)
Increase in accounts payable, accrued expenses and other liabilities  352,781             248,062

Net cash provided from operating activities                           802,896             967,866

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of revenue producing assets                                  (2,918,307)         (1,133,500)
Proceeds from sale of fixed assets                                    517,139             221,135

Net cash (utilized) by                                                (2,401,168)         (912,365)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from bank lines of credit                                770,818             1,567
Proceeds from sale of common stock and warrants                       80,900              120,000
Costs associated with initial public offering                         (2,038)             -
Loans repaid to directors                                             -                   (6,634)
Principal payments of long-term debt                                  (6,679)             (18,294)
Payment of acquisition debt                                           (80,000)            -
Proceeds from hire purchase contract funding                          3,701,474           1,323,788
Principal repayments of hire purchase contract funding                (3,090,658)
(1,464,676)
Net cash provided (utilized) by financing activiti                    1,373,817           (44,249)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS
(224,455)           11,252

Cash and cash equivalents, beginning of year                          250,699             3,377


CASH AND CASH EQUIVALENTS, END OF PERIOD                              $ 26,244
       $ 14,629






See notes to interim consolidated condensed financial statements


Page 5.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
          NOTES TO INTERIM CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)



     NOTE 1 - DESCRIPTION OF COMPANY: Pride Automotive Group, Inc. (the "Company") was incorporated in the State of Delaware in March 1995. Pursuant to the terms and conditions of a reorganization in March 1995, the Company issued 1,500,000 shares of its common stock to Pride, Inc. (an entity incorporated in the State of Delaware), thereby making the Company a majority owned subsidiary of Pride, Inc., in exchange for all of the issued and outstanding shares held by Pride, Inc. of Pride Management Services, Plc., (PMS) a consolidated group of operating companies located in the United Kingdom. The PMS companies are engaged in the leasing of motor vehicles primarily on contract hire to local authorities and select corporate customers throughout the United Kingdom. This exchange of stock resulted in PMS becoming a wholly owned subsidiary of the Company. The Company, its subsidiary PMS, and PMS's subsidiaries are referred to as the "Company" unless the context otherwise requires. The accompanying consolidated financial statements are based on the assumption that the Company and PMS were combined for all periods presented, in a manner similar to the pooling of interests method of accounting.

     On November 29, 1996, the Company, through its newly formed majority owned subsidiary, AC Automotive Group Inc., and its wholly-owned subsidiary AC Car Group Limited (registered in the United Kingdom), completed the acquisition of certain assets of AC Cars Limited and Autocraft Limited. These two companies were engaged in the manufacture and sale of speciality automobiles. The purchase price of approximately $6,067,000 was financed with the proceeds of a private offering of the Company's common stock and by loans.

     The accounting policies followed by the Company are set forth in Note 2 to the Company's consolidated financial statements included in its Annual report on Form 10-KSB for the year ended November 30, 1996 which is incorporated herein by reference. Specific reference is made to this report for a description of the Company's securities and the notes to consolidated financial statements included therein.

     In the opinion of management, the accompanying unaudited interim consolidated condensed financial statements of Pride Automotive Group, Inc. and its wholly owned subsidiaries, contain all adjustments necessary to present fairly the Company's financial position as of February 28, 1997 and the results of its operations and cash flows for the three month periods ended February 28, 1997 and February 29, 1996.


     The results of operations for the three month period ended February 28, 1997 are not necessarily indicative of the results to be expected for the full year.



     Page 6.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                          NOTES TO INTERIM CONSOLIDATED
                   CONDENSED FINANCIAL STATEMENTS (Unaudited)



NOTE 2 - FIXED ASSETS:

     Fixed assets consists of the following:

                                   February 28,             November 30,
                                   1997                     1996

Building and improvements          $ 1,719,415              $ 1,719,415
Revenue producing vehicles          18,835,804              17,282,095
Furniture, fixtures and machinery  2,301,842                2,247,430
Aircraft                           1,331,493                1,331,493

                                   24,188,554               22,580,433
Less: accumulated depreciation     4,322,427                3,898,795
------------- ------------
                                   $19,866,127              $18,681,638


NOTE 3 - INTANGIBLE ASSETS:


     Intangible assets consist of goodwill which arose in connection with the acquisition of certain subsidiaries of PMS and brand names arising from the acquisition of AC Car Group. Goodwill is being amortized over a period of 10 - 20 years on a straight-line basis. Brand names are being amortized over 40 years on a straight line basis. Accumulated amortization as of February 28, 1997 and November 30, 1996 aggregated $3,148,306 and $2,990,626, respectively.

     The Company periodically reviews the valuation and amortization of goodwill to determine possible impairment by evaluating events and circumstances that might indicate an inability to recover the carrying amount. Such evaluation is based on various analyses, including profitability projections and cash flows that incorporate the impact on existing Company business.


NOTE 4 - LIABILITIES:

     Included in liabilities as of February 28, 1997, are amounts in the aggregate of $12,589,097 which are not due and payable until after February 28, 1998. This amount consists of amounts due to trade creditors, loans payable and equipment notes payable.


NOTE 5 - COMMON STOCK/INITIAL PUBLIC OFFERING:

     In December 1995, the Company completed a private placement offering selling 20 units, each unit consisting of 25,000 shares of common stock, at $6,000 per unit for aggregate gross proceeds of $120,000.

     In April 1996, the Company successfully completed an initial public offering of its common stock. The Company sold 592,500 shares of common stock (including the underwriter's over allotment) at a price of $5.00 per share and 2,000,000 redeemable common stock purchase warrants at a price of $.10 per warrant for aggregate net proceeds of $2,280,294. Each common stock purchase warrant entitles the holder to purchase one share of common stock at an exercise price of $5.75.

     Page 7.

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
          NOTES TO INTERIM CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)



NOTE 5 - COMMON STOCK/INITIAL PUBLIC OFFERING (Continued):

     In December 1996, the Company completed a private placement of 16 units, each unit consisting of a 10% promissory note in the amount of $95,000 and 10,000 shares of the Company's common stock for an aggregate price of $100,000 per unit.


NOTE 6 - EARNINGS (LOSS) PER SHARE:

     Earnings (loss) per share are computed based upon the weighted average shares and common equivalent shares outstanding. The shares issued in connection with the reorganization (see Note 1), and shares issued at values below the price at which shares were sold in the Company's initial public offering (see
Note 5) have been treated as outstanding for all periods presented, in accordance with the guidelines of the Securities and Exchange Commission.

     Page 8.

            ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

     Pride Automotive Group, Inc., (the "Company") was incorporated in the State of Delaware in March 1995. Pursuant to the terms and conditions of a reorganization agreement entered into in March 1995, the Company issued 1,500,000 shares of its common stock to Pride, Inc. (an entity incorporated in the State of Delaware), in exchange for all the issued and outstanding shares of PMS, thereby making the Company a majority owned subsidiary of Pride and PMS a wholly-owned subsidiary of the Company. PMS is the holding company for nine wholly-owned subsidiaries, operating as one unit, located in the United Kingdom. PMS and its wholly-owned subsidiaries are located in the United Kingdom and follow generally accepted accounting principles in the United Kingdom. For purposes of the consolidated financial statements of the Company, the statements have been converted to the generally accepted accounting principles in the United States.

     Pride, the Company's parent, is an entity reporting under the Exchange Act, and its reports may be obtained and reviewed by either contacting the Company or the Securities and Exchange Commission. Pride, Inc. on its own has virtually no operations. As such, its financial viability is represented by the financial statements of the Company. Pride was incorporated as L.H.M. Corp. in the State of Delaware on May 10, 1988 as a "blank check" company, for the purpose of seeking potential business ventures through acquisitions or merger. In April 1990, L.H.M. Corp. entered into an Agreement and Plan of Reorganization with International Sportsfest, Inc. ("ISI"), a company formed to engage in and establish sports expositions in sports merchandise such as clothing and equipment. ISI never engaged in any business operations. In January 1994, ISI entered into an Agreement and Plan of Reorganization with PMS, whereby PMS became a wholly-owned subsidiary of ISI and ISI changed its name to Pride, Inc.

     In December 1995, Pride Automotive Group, Inc. consummated a private placement offering of common stock of 500,000 shares, which reduced the Company's ownership interest to 72.8%. In April 1996, Pride Automotive Group, Inc. completed an initial public offering of 592,500 shares of common stock at $5.00 per share and 2,000,000 redeemable common stock warrants at a price of $.10 each. The effect of the offering was to reduce the Company's ownership interest to 56.55%.

     On November 29, 1996, the Company, through its newly formed majority owned subsidiary, AC Automotive Group Inc., and its wholly-owned subsidiary AC Car Group Limited (registered in the United Kingdom), completed the acquisition of certain assets of AC Cars Limited and Autocraft Limited. These two companies were engaged in the manufacture and sale of speciality automobiles. The purchase price of approximately $6,067,000 was financed with the proceeds of a private offering of the Company's common stock and by loans.

     The financial information presented herein include: (i) Consolidated Condensed Balance Sheets as of February 28, 1997 and November 30, 1996; (ii) Consolidated Condensed Statements of Operations for the Three Month Periods Ended February 28, 1997 and February 29, 1996 and (iii) Consolidated Condensed Statements of Cash Flows for the Three Month Periods Ended February 28, 1997 and February 29, 1996.



 Page 9.

     Results of Operations

     Contract Hire/Fleet Management:

     Revenues increased by $1,204,306 or 50%, when comparing the three months ended February 29, 1996 to the three months ended February 28, 1997. The primary reason for this increase was due to an increase in revenues from contract hire income, sales of vehicles at lease maturity, and an increase in fleet management income.

     Cost of sales increased both in dollars and as a percent of sales, when comparing the three months ended February 29, 1996 to the three months ended February 28, 1997. These costs increased by $1,141,620 or 67%. As a percent of sales, cost of sales were 79% versus 71% for the respective periods for 1997 and 1996. Management believes that the increase was primarily due to the continuation of the more prudent approach to estimating the residual values of vehicles, thereby increasing the depreciation expense and cost of sales and reducing the residual value risk.

     General and administration expenses decreased by $26,707 when comparing the three months ended February 29, 1996 to the three months ended February 28, 1997. As a percent of sales, these expenses represent 10% of revenues for the period ended February 28, 1997 compared with 17% for the period ended February 29, 1996.

     Interest expense increased by $71,975 or 35%, when comparing the three month period ended February 28, 1997 to the three months ended February 29, 1996. Management attributes this increase to the higher volume of borrowing on hire purchases as result of increased business.


AC Cars - New Vehicles:

     The Company, on November 29, 1996, through its newly formed majority owned subsidiary, AC Automotive Group, Inc. and its wholly-owned subsidiary AC Car Group Limited, completed the acquisition of certain assets of AC Cars Limited and Autokraft Limited. These two companies are engaged in the manufacture and sale of sports cars among which the famous AC Cobra sells for approximately $100,000.

     The Company acquired the business out of administrative receivership and for the first quarter has devoted most of its resources to resurrecting operations. This has involved the upgrading of production facilities and equipment, appointing new dealerships, installing systems and controls and appointing new management where necessary. New dealerships have been set up in the United Kingdom and a distributor has been appointed in Australia.

     The Company has also embarked on a program to bring the new AC Ace Sports car into production in the last quarter of 1997. For the three month period ended February 28, 1997, the operations reported a loss of $573,398, after amortization of intangibles. Revenues, for the three month period, amounted to $202,563, with costs of sales amounting to $144,022. General and administration expenses and interest amounted to $543,238 and $78,382, respectively.


                Consolidated:

     For the three months ended February 28, 1997 and February 29, 1996, the Company reported, prior to amortization of goodwill, write-off of acquisition costs and minority interests, a loss from operations of $469,909 and a profit of $75,752 respectively. Of the overall loss of $469,909 in 1997, $563,079 is attributable to AC Cars (prior to amortization of intangibles) amd a profit of $93,170 is attributable to Pride.


 Page 10.

Liquidity and Capital Resources

     In December 1996, the Company completed a private placement of 16 units, each unit consisting of a 10% promissory note in the amount of $95,000 and 10,000 shares of the Company's common stock for an aggregate price of $100,000 per unit. The proceeds have been used to satisfy a portion of the debt owed for the acquisition of AC Car Group Limited.

     The Company acquires new vehicles as required. There are no material planned capital expenditures at the present time. Page 11.

                          Part II - Other Information

ITEM 1.  Legal Proceedings.  None.

ITEM 2.  Changes in Securities.  None.

ITEM 3.  Defaults Upon Senior Securities.  None.

ITEM 4.  Submission of Matters to a Vote.  None.

ITEM 5.  Other Information.  None.

ITEM 6.  Exhibit and Reports on Form 8-k.

            (a)  Exhibit 27 Financial Data Schedule.

            (b)  None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized


Dated:   April 17, 1997

Pride Automotive Group, Inc.
by: \s\ Alan Lubinsky
Alan Lubinsky

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                                   EXHIBIT 11
                    COMPUTATION OF EARNINGS PER COMMON SHARE
                                   (Unaudited)

                                                            For the Three Months Ended
                                                            February 28,    February 29,
                                                            1997            1996
LOSS BEFORE MINORITY INTERESTS                              $(637,908)      $ (81,928)

Minority interests in net loss of
 consolidated subsidiaries                                  226,395         -

LOSS BEFORE PROVISION FOR
 INCOME TAXES                                               (411,513)       (81,928)

Provision (credit) for income taxes                         -               -


NET LOSS                                                    $(411,513)      $(81,928)

LOSS PER COMMON SHARE:
Net loss before minority interest                           $  (.23)        $ (.04)
Minority interest in net loss of subsidiary                 .08             -

                                                            $ (.15 )        $ (.04)

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                                         2,759,167       2,060,000

                                              - Exhibit 11 -


                                                   Page 14.

The Schedule contais summary financial information extracted from the consolidated financial statements for the three months ended February 28, 1997 and is qualified in its entirety by reference to such statements.

PERIOD-TYPE                   3-MOS
FISCAL-YEAR-END                          NOV-30-1997
PERIOD-END                               FEB-28-1997
CASH                                          26,244
SECURITIES                                         0
RECEIVABLES                                1,891,598
ALLOWANCES                                         0
INVENTORY                                  1,298,916
CURRENT-ASSETS                                     0
PP&E                                      24,188,554
DEPRECIATION                               4,322,427
TOTAL-ASSETS                              34,577,072
CURRENT-LIABILITIES                                0
BONDS                                              0
REFERRED-MANDATORY                                0
PREFERRED                                          0
COMMON                                         2,813
OTHER-SE                                  11,512,549
TOTAL-LIABILITY-AND-EQUITY                34,577,072
SALES                                      3,794,283
TOTAL-REVENUES                             3,794,283
CGS                                        2,987,234
TOTAL-COSTS                                2,987,234
OTHER-EXPENSES                               167,999
LOSS-PROVISION                                     0
INTEREST-EXPENSE                             357,693
INCOME-PRETAX                              (411,513)
INCOME-TAX                                         0
INCOME-CONTINUING                          (411,513)
DISCONTINUED                                       0
EXTRAORDINARY                                      0
CHANGES                                            0
NET-INCOME                                 (411,513)
EPS-PRIMARY                                    (.15)
EPS-DILUTED                                    (.15)